UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 25, 2011

Toreador Resources Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34216	75-0991164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

c/o Toreador Holding SAS
9 rue Scribe
Paris, France	75009
(Address of principal executive offices)	(Zip code)

33 1 47 03 34 24
(Registrant’s telephone number including area code)

None

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On March 25, 2011, Tony Vermiere, Commercial Director of Toreador Resources Corporation (the “Company”), is scheduled to make a presentation to investors in Paris, France, discussing the business and affairs of the Company. The investor presentation is scheduled to take place at 12:15 p.m. CET. A copy of the investor presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Investor Presentation Materials, dated March 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: March 25, 2011	By:	/s/ Craig M. McKenzie
Craig M. McKenzie
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation Materials, dated March 25, 2011.